Connecticut Water Service, Inc. Presentation by: Eric W. Thornburg, Chairman, President and CEO March 4, 2014 History!

Forward Looking Statements Except for the historical statements and discussions, some statements contained in this report constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements. 2

Who We Are  Serving families and communities since 1849  Connecticut Water Service, Inc. (Holding Co.) originally founded in 1956  Market capitalization: $386 million  Core regulated subsidiaries: ◦ Connecticut Water Company (CWC) ◦ Maine Water Company (MWC) ◦ Biddeford and Saco Water Company (BSWC) – recently merged into Maine Water  90% of net income attributable to regulated operations  122,000 utility customers (~90% residential)  Complementary non-regulated businesses: ◦ New England Water Utility Services, Inc. (NEWUS) ◦ Chester Realty, Inc.  261 employees Connecticut Presence Maine Presence 3

Our Mission …  Passionate employees delivering life sustaining, high quality water service to families and communities while providing a fair return to our shareholders 4

Water, the basic ingredient of Life… 5

Our Value Proposition  Regionally focused, regulated water utilities (90% regulated earnings)  Maine acquisitions provide diversified, multi-state utility base and greater business scale  Constructive regulatory environment with attractive investment recovery mechanisms and revenue certainty Diversified, Regulated Utility Business  Conservative growth strategy focused on utility infrastructure investment  Proven track record executing accretive acquisitions  Complementary, low-risk, non-regulated utility services business  Focus on maintaining a strong balance sheet and liquidity  “A” credit rating from S&P  Balanced approach to financing growth and prudent operating cost management  Consistently raised dividend payments for 44 consecutive years  High-quality, well-maintained asset system  Experienced management team with an average of 25 years utility experience  ≥ 85% customer satisfaction distinction last 6 years (Great Blue Research – Independent Research Firm) 6 Low Risk, Regulated Growth Plan Strong Financial Profile Operational Excellence

Company Strategy Growth Shareholders Customers Employees 7

Company Strategy Growth Shareholders Customers Employees  Invest in utility infrastructure with fair and timely regulatory recovery  Selective acquisitions (Atlantic coast focus)  Complementary non-regulated utility services  Deliver consistent financial performance  High quality earnings  Conservative financial management  Stable and growing dividend  Provide high-quality water  Responsive and courteous service  Environmental stewardship 8  “Satisfied employees satisfy customers”  Trust-based, team-oriented approach  Employee satisfaction is executive compensation metric

1 After tax return in Connecticut Earnings Growth Using the Regulated Model 9 Invest in Water Plant $70.00 Capitalize 50% with Debt $35.00 Capitalize 50% with Equity (1 share of CTWS) $35.00 9.75% 1 Regulatory Return on Equity (per new share of CTWS) $3.41 2012 Earnings per Share (diluted) $1.53

$19.9 $27.6 $26.2 $22.9 $24.7 $31.3 $7.1 $7.2 $7.9 $8.6 $0 $5 $10 $15 $20 $25 $30 $35 2008 2009 2010 2011 2012 2013E Annual Capex Deprec. & Amort.  Attractive, near-term regulated growth opportunities through investment in core infrastructure  Strategy to balance investment and rate recovery time  Approximately $47 million of identified infrastructure investment (2012 – 2014) 2013 Planned Capital Spending CWC & MWC Capital Expenditures Regulated Infrastructure Investment Drives Rate Base Growth ($ in millions) 10 WICA / WISC $16.9MM 54.0% Non - WICA System $4.4MM 14.1% IT $4.4MM 14.1% Other $3.4MM 10.9% Facilities $2.2MM 7.0%

Connecticut PURA Public Utilities Regulatory Authority 2013 Regulatory Developments:  Revenue Adjustment Mechanism ◦ “Service rather than sales”  Expanded WICA ◦ Cap between cases raised to 10% ◦ Eligibility expanded  Federal Repair Tax Deduction ◦ Method Change Adoption 11

Connecticut PURA Public Utilities Regulatory Authority Settlement Agreement:  Federal Repair Tax – a Win! Win! ◦ Customers  Rate Reduction – Company will refund prior year tax payments (over 8% for 2 years)  No general rate increase before October 2015 ◦ Shareholders  2013 until next rate case – flow-through benefit will be to shareholders  Immediate benefit to earnings, cash flow and rate base 12

 Selected as long-term water provider for UConn and surrounding area.  Final agreement signed  Locks in expanded service area Connecticut 13

Proven Acquisition Track Record  Selectively pursue strategic “tuck-in” acquisitions and avoid troubled systems that would significantly increase operating costs  Maine Water Company ◦ Closed January 1, 2012 ◦ $53.5 million enterprise value (100% cash consideration) ◦ 16,000 Maine customers and $50.9 million net utility plant ◦ Retained the highly regarded local management team  Biddeford and Saco Water Company ◦ Closed December 10, 2012 ◦ $19.8 million enterprise value (stock-for-stock consideration) ◦ 15,500 Maine customers and $11.9 million net utility plant  60 total acquisitions in 20 years (over 40 in the past five years)  With over 800 separate water systems and over 300 wastewater operations, Connecticut and Maine are attractive acquisition markets 14

Stable & Growing Dividend  Current 2.9% yield  Dividend paid without interruption or reduction for 226 consecutive quarters  Increased dividend payments for 44 consecutive years  U.S. Broad Dividend Achievers Index – January 31, 2012 Annual Dividend 15 $0.845 $0.855 $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.99 $0.80 $0.85 $0.90 $0.95 $1.00 2005 2006 2007 2008 2009 2010 2011 2012 Current Annualized

BUSINESS OVERVIEW 16

 66 total water systems  Over 90,000 customers in 56 towns ◦ 90% residential; 7% commercial/industrial  $371 million net utility plant  1,600 miles of pipeline, 5 surface water plants, more than 200 wells  Suburban and rural service area profile  Supplies virtually all water from its own surface water and groundwater sources  2012 debt refinancing saved $1 million annually benefiting both shareholders and customers Attractive Regulated Utility Business Maine Water / Biddeford and Saco Water Connecticut Water Company  18 total water/wastewater systems  Over 31,500 customers in 21 towns ◦ 88% residential; 10% commercial/industrial  $71 million net utility plant  550 miles of pipeline, 5 surface water plants  Service area is predominantly suburban and rural  Supplies virtually all water from its own surface water and groundwater sources  Only major investor-owned water utility in state 17

 6 month regulatory timeline (shortest of all states)  WICA surcharge in place  Active directors  9.75% allowed ROE  Part of the Department of Energy and Environmental Protection (DEEP) Constructive Regulatory Environments  Simple rate approach with fair and balanced results  Virtually all cases “Settled”  WISC (Water Infrastructure Charge) surcharge (begin in 2014)  10.0% allowed ROE 18 CT Public Utilities Regulatory Authority ME Public Utilities Commission

Infrastructure Recovery Mechanisms 19 Connecticut (WICA) Maine (WISC)  Water Infrastructure and Conservation Adjustment  DSIC–type infrastructure recovery mechanism  5.0% annual cap  10% maximum adjustment  $13 – $15 million per year in pipeline replacement  Current surcharge reset to zero 4/1/14  Water Infrastructure Charge  Passed into law in 2012  DSIC–type infrastructure recovery mechanism  Available in 2014

$0.90 $1.00 $1.42 $1.14 $0.30 $0.60 $0.90 $1.20 $1.50 2010 2011 2012 2013 YTD  New England Water Utility Services (NEWUS) provides a variety of complementary water- and wastewater-related utility services to residential, commercial, industrial, and municipal clients ◦ Contract operation of water and wastewater systems for other utilities, businesses, municipalities, and the University of Connecticut’s Storrs campus (80 Connecticut and 16 Maine client contracts) ◦ Linebacker® program (>20,000 customers) Complementary Non-Regulated Business NEWUS Net Income ($ in millions) NEWUS Highlights  Complementary geographic focus (Connecticut and Maine)  Low risk, fee-based revenue  No capital at risk  Attractive expansion opportunity in Maine (Linebacker®) 1 1 As of September 30, 2013 20

Linebacker Plans® Connecticut & Maine  Service Line Protection  Sewer/Septic Lines  Home Plumbing 0 2000 4000 6000 Enrollments in Expanded Plans 1/1/2010 11/1/2013 21

 High-quality water  Responsive and courteous service  Efficient and effectively delivered  Environmental stewardship  Earned customer satisfaction 85% or higher for last 6 years (Great Blue Research) ◦ In 2013, CTWS achieved a rating of 93%, its highest level of customer satisfaction since it began measuring it in 1993  Commitment to uninterrupted service ◦ 99.5% of customers in Hurricane Irene ◦ 100% of customers in snow storm Alfred ◦ 99.4% of customers in Superstorm Sandy Unparalleled Customer Service 22

FINANCIAL OVERVIEW 23

Financial Strategy Consistent Financial Performance Stable and Growing Dividend High Earnings Quality Strong Balance Sheet Conservative Financial Management 24

84,418 87,361 88,534 89,402 90,023 121,800 122,000 Est. 75,000 85,000 95,000 105,000 115,000 125,000 2007 2008 2009 2010 2011 2012 2013 $59.0 $61.3 $59.4 $66.4 $69.4 $83.8 $75.4 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2007 2008 2009 2010 2011 2012 2013 Consistent Financial Performance Revenue Customers ($ in millions) 1 As of September 30, 2013 1 25

$1.05 $1.11 $1.19 $1.13 $1.29 $1.53 $1.49 $0.60 $0.85 $1.10 $1.35 $1.60 2007 2008 2009 2010 2011 2012 2013 YTD $8.7 $9.4 $10.2 $9.8 $11.3 $13.6 $16.3 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2007 2008 2009 2010 2011 2012 2013 YTD High Earnings Quality Earnings Per Share Net Income ($ in millions) 26 1 As of September 30, 2013 1 1

4.90% 4.78% 4.72% 4.90% 4.25% 4.00% 4.25% 4.50% 4.75% 5.00% 2009 2010 2011 2012 2013 YTD 45.5% 44.3% 49.1% 49.0% 47.1% 20% 30% 40% 50% 2009 2010 2011 2012 2013 YTD Conservative Financial Management  S&P credit rating: A  No near-term debt maturities  Balanced debt-equity ratio  4.25% cost of long-term debt Cost of Debt Long-Term Debt to Capitalization 1 27 1 Consolidated as of December 31st, excluding current maturities 2 As of September 30, 2013 2 2

Our Value Proposition  Regionally focused, regulated water utilities (90% regulated earnings)  Maine acquisitions provide diversified, multi-state utility base and greater business scale  Constructive regulatory environment with attractive investment recovery mechanisms and revenue certainty Diversified, Regulated Utility Business  Conservative growth strategy focused on utility infrastructure investment  Proven track record executing accretive acquisitions  Complementary, low-risk, non-regulated utility services business  Focus on maintaining a strong balance sheet and liquidity  “A” credit rating from S&P  Balanced approach to financing growth and prudent operating cost management  Consistently raised dividend payments for 44 consecutive years  High-quality, well-maintained asset system  Experienced management team with an average of 25 years utility experience  ≥ 85% customer satisfaction distinction last 6 years (Great Blue Research – Independent Research Firm) 28 Low Risk, Regulated Growth Plan Strong Financial Profile Operational Excellence